Exhibit 10.28
January 31, 2011
Mr. David Carlson
Chief Financial Officer
LaCrosse Footwear, Inc.
17634 NE Airport Way
Portland, OR 97230
Mr. David Carlson
Chief Financial Officer
Danner, Inc.
17634 NE Airport Way
Portland, OR 97230
Re: Amended and Restated Credit Agreement between LaCrosse Footwear, Inc. (“Borrower”) and Wells Fargo Bank, National Association (“Lender”), dated as of March 1, 2009, as amended (“Credit Agreement”)
Dear Dave:
     We have agreed that for calendar years 2011 and for each following calendar year that the Credit Agreement is in effect, the figure “$5,000,000.00” in Section 5.3 of the Credit Agreement is hereby increased to $7,500,000.00.
     All other provisions of the Loan Documents, as modified by our prior letter agreements with respect thereto, remain in effect.
     Terms that are used in this letter that are defined in the Credit Agreement have the same meaning in this letter that they are given in the Credit Agreement.
     The foregoing consent shall take effect when we receive an original or photocopy of a signature of an authorized officer of Borrower and Danner where indicated below.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ James R. Bednark
James R. Bednark
Senior Vice President

CONSENT
     The undersigned acknowledged and consent to the foregoing, and Danner, Inc. agrees that the foregoing shall not prejudice its obligations and the security interest granted under the Third Party Security Agreement granted by the undersigned in favor of Wells Fargo Bank, National Association, dated as of April 15, 2004, as amended, which are hereby reaffirmed in all respects.
     DATED as of January 31, 2011.

LACROSSE FOOTWEAR, INC.	DANNER, INC.

/s/ Joseph P. Schneider	/s/ Joseph P. Schneider

Joseph P. Schneider	Joseph P. Schneider
President/Chief Executive Officer	President/Chief Executive Officer

/s/ David Carlson	/s/ David Carlson

David Carlson	David Carlson
Executive Vice President, Chief	Executive Vice President, Chief
Financial Officer and Secretary	Financial Officer and Secretary